SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                           Date of Report May 29, 1998
                (Date of earliest event reported) (May 28, 1998)


                         MCI COMMUNICATIONS CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                    0-6547            52-0886267
     --------------           ----------------       -------------
     (State or other             (Commission         (IRS Employer
     jurisdiction of             File Number)        Identification No.)
     incorporation)



             1801 Pennsylvania Avenue, N.W., Washington, D.C. 20006
             ------------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code (202) 872-1600.




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                                     PAGE 2



Item 5. Other Events.

         On May 28, 1998, the Company announced that it had entered into a letter of intent with Cable and Wireless plc to sell its Internet backbone service business (the "iMCI Business"). The purchase price for the iMCI Business is United States $625,000,000. The completion of the transaction is subject to certain conditions precedent, including receipt of certain governmental approvals including that of the Department of Justice ("DoJ"), and satisfaction of the conditions precedent to the merger of the Company and WorldCom, Inc., which include receipt of approvals of the DoJ and the Federal Communications Commission. The letter of intent will terminate if such governmental approvals are not received by December 31, 1998.


Item 7. Exhibits.


Exhibit No.                       Description
-----------                 -----------------------


  99(a) Press Release issued by the Company and Cable and Wireless plc on May 28, 1998.


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                                     PAGE 3


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   MCI COMMUNICATIONS CORPORATION

                                    /s/ Edward G. Freitag
                                   ------------------------------
                                    Edward G. Freitag
                                    Assistant Secretary

Date: May 29, 1998











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                                  EXHIBIT INDEX



Exhibit No.                    Description
-----------               -----------------------


   99(a) Press Release issued by the Company and Cable and Wireless plc on May 28, 1998.